UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

TAILWIND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Courtney Ave. Los Angeles, CA		90046
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (646) 432-0610

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	TWND.U	The New York Stock Exchange
Share of Class A common stock included as part of the units	TWND	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TWND WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Supplemental Disclosures to Proxy Statement

As previously disclosed, on March 1, 2021, Tailwind Acquisition Corp., a Delaware corporation (“Tailwind” or the “Company”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Tailwind, Compass Merger Sub, Inc., a Delaware corporation, QOMPLX, Inc., a Delaware corporation (“QOMPLX”), and Rationem, LLC, a Delaware limited liability company.

On March 31, 2021, May 20, 2021, May 26, 2021 and July 13, 2021, Tailwind received letters (the “Shareholder Letters”) from Rigrodsky Law P.A., WeissLaw LLP, Long Law, LLC and Grabar Law Office, respectively, on behalf of purported stockholders of Tailwind claiming certain allegedly material omissions in the preliminary proxy statement filed on March 25, 2021 and May 14, 2021 by Tailwind in connection with the transactions contemplated by the Business Combination Agreement (together, the “Business Combination”). On June 25, 2021, Tailwind filed the definitive proxy statement relating to the Business Combination (the “Proxy Statement”).

While Tailwind believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot the stockholders’ disclosure claims in the Stockholder Letters, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, Tailwind has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Tailwind specifically denies all allegations in the Stockholder Letters that any additional disclosure was or is required. Tailwind believes the Stockholder Letters are without merit.

Supplemental Disclosures to Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The following disclosure replaces the eighth paragraph under the heading “Comparable Public Companies” on page 187 of the Proxy Statement.

Tailwind’s board of directors also reviewed, among other things, the enterprise values, defined as market capitalization (stock price multiplied by the total number of outstanding shares) plus net debt, as multiples of estimated revenue for calendar years 2021 and 2022, number of customers, average revenue per customer, net dollar retention and recurring percentage of revenue with respect to each such selected comparable company. The multiples for the selected comparable companies, calculated using publicly available research analysts’ estimates, public filings and other publicly available information, are summarized in the table below:

	QOMPLX(1)	C3.ai(2)	Palantir	Splunk	Crowdstrike
Enterprise Value ($B)	$1.28	$15.5	$55.98	$24.18	$51.26
2021E Valuation Multiples	8.3x	66.0x	38.0x	9.3x	41.7x
2022E Valuation Multiples	5.6x	48.8x	29.3x	7.5x	31.8x
Number of Customers	98	94	125	20,000	8,416
Average Revenue per Customer ($M)	$1.000	$2.500	$5.800	$0.129	$0.145
Net Dollar Retention	114%	N/A	N/A	131%	124%
Recurring Percentage of Revenue	77%	86%	95%	26%	92%

(1) Pro forma for Hyperion Gray, Sentar and Tyche acquisitions. Calculations based on fiscal year.

(2) Calculations based on estimated 2023 fiscal year metrics, which concludes in April 2023.

The following disclosure replaces the penultimate paragraph under the heading “Background of the Business Combination” on page 188 of the Proxy Statement.

During this search, representatives or advisors of Tailwind initiated contact with or were contacted by various representatives and advisors of more than 260 companies with respect to a potential business combination. Tailwind entered into non-disclosure agreements with 38 of these potential business combination targets, including QOMPLX, for purposes of performing due diligence and further evaluating and analyzing these companies as potential business combination targets. Each non-disclosure agreement contained customary non-disclosure and non-use provisions. Tailwind submitted nonbinding term sheets to six potential business combination targets (including QOMPLX) that Tailwind believed, based on, among other things, its and its advisors’ preliminary due diligence and evaluation and analysis, were most suitable for a business combination. The pre-transaction equity value ascribed to these potential targets ranged from $1 billion to $4 billion. Each of the non-binding term sheets submitted contemplated that the consideration to be received by the target equityholders would primarily (if not exclusively) consist of shares of Tailwind, with the proposed cash consideration, in the three non-binding term sheets that did not contemplate consideration payable exclusively in the form of shares of Tailwind ranging from $100 million to $300 million. In addition, each of the non-binding term sheets submitted (a) included customary closing conditions for a de-SPAC transaction, including either a one-way or two-way condition that the aggregate cash proceeds from the trust account and the PIPE financing (after giving effect to certain uses and liabilities) would be no less than a stipulated or to be agreed amount, and (b) included binding exclusivity provisions on either the target or both the target and Tailwind. These business combination targets included a company in the e-commerce industry, two companies in the telehealth industry, a company in the robotics and automation industry and a company in the construction technology industry. Tailwind engaged in varying levels of discussions, due diligence, evaluation, analysis and negotiations with these potential business combination targets, as well as the business combination targets with whom it entered into nondisclosure agreements with, based on, among other factors, interest from, and due diligence access granted by, such target, Tailwind’s representatives’ and advisors’ beliefs as to which targets could best satisfy Tailwind’s key criteria for a business combination target, the receptivity to, or preparedness of, such target with respect to a business combination and the terms on which such target was willing to consider a potential business combination. This due diligence, evaluation and analysis involved, among other things, due diligence with respect to, and evaluating and analyzing, each target’s business (including its existing and potential product or service offerings), technology, historical and projected future performance (as well as other financial information and growth opportunities), the management team (as well as its ability to lead a public company) and competitive positioning.

The following disclosure is being included as the seventeenth paragraph under the heading “Background of the Business Combination” on page 190 of the Proxy Statement.

Tailwind and QOMPLX did not discuss post-closing compensation (including incentive equity grants), employment arrangements, or directorships prior to Tailwind’s submission of the Term Sheet on December 30, 2020.  Tailwind and QOMPLX discussed and ultimately agreed to the size, terms and initial allocations of the incentive equity plan in connection with the Term Sheet, with the parties agreeing to a post-closing management equity compensation plan with a size equal to 10% of New QOMPLX’s common stock outstanding immediately after the closing of the Business Combination (with up to 10 million shares reserved for issuance under such plan be issued to key management or employees of QOMPLX at or after the closing of the Business Combination) and certain vesting terms.  In addition, Tailwind and QOMPLX discussed and ultimately agreed to the mechanics for determining the initial composition of the New QOMPLX board of directors in connection with the Term Sheet.  Between signing of the Term Sheet and execution of the Business Combination Agreement, representatives of Tailwind and QOMPLX engaged in additional discussions with respect to potential directors to serve on the New QOMPLX board of directors, and following the execution of the Business Combination Agreement, representatives of Tailwind and QOMPLX, engaged in additional discussions with respect to, and finally determined, the individuals that would serve on the New QOMPLX board of directors following the Closing.

Additional Information

In connection with the transactions contemplated by the Business Combination Agreement, by and among Tailwind , Compass Merger Sub, Inc., QOMPLX and Rationem, LLC, in its capacity as the representative of the stockholders of QOMPLX, Tailwind has filed a Registration Statement on Form S-4 (the “Registration Statement”), which includes a definitive proxy statement/prospectus, with the U.S. Securities and Exchange Commission (“SEC”). Tailwind has mailed the definitive proxy statement/prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Tailwind has sent or will send to its stockholders in connection with the Business Combination. Investors and security holders of Tailwind are advised to read the proxy statement/prospectus in connection with the special meeting to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The proxy statement/prospectus was mailed to stockholders of Tailwind as of June 2, 2021, the record date established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge at the SEC’s website at www.sec.gov or by directing a request to: 1545 Courtney Avenue, Los Angeles, California 90046.

Participants in the Solicitation

Tailwind, QOMPLX and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Tailwind’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Tailwind’s directors and officers in Tailwind’s filings with the SEC, including the definitive proxy statement/prospectus filed with the SEC by Tailwind. The names and interests of QOMPLX’s directors and executive officers are also in the definitive proxy statement/prospectus filed with the SEC by Tailwind.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Tailwind and QOMPLX, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Tailwind’s and QOMPLX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Tailwind and QOMPLX. These statements are subject to a number of risks and uncertainties regarding Tailwind’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions generally and competitive factors impacting the businesses of any of Tailwind, QOMPLX, Sentar, Inc. (“Sentar”) and RPC Tyche LLP (“Tyche”); the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the inability of QOMPLX to consummate a Pipeline Acquisition or the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement for such Pipeline Acquisition; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the stockholders of Tailwind or QOMPLX for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Tailwind, QOMPLX, Sentar and Tyche; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Tailwind’s stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the New York Stock Exchange following the Business Combination; costs related to the Business Combination; inaccuracies for any reason in the estimates of expenses and profitability and the projected financial information (including on a pro forma basis giving effect to the acquisitions of Hyperion Gray, LLC, Sentar and Tyche) for QOMPLX; and other risks and uncertainties, including those included under the header “Risk Factors” in the definitive proxy statement/prospectus filed with the SEC by Tailwind and those included under the header “Risk Factors” in Tailwind’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020. There may be additional risks that are presently unknown or believed to be immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Tailwind’s and QOMPLX’s expectations, plans or forecasts of future events and views as of the date of this communication. Tailwind and QOMPLX anticipate that subsequent events and developments will cause these assessments to change. However, while Tailwind and QOMPLX may elect to update these forward-looking statements at some point in the future, Tailwind and QOMPLX specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Tailwind’s or QOMPLX’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tailwind Acquisition Corp.

Date: July 14, 2021	By:	/s/ Chris Hollod
		Name:	Chris Hollod
		Title:	Chief Executive Officer